Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

MIAMI DIVISION

IN RE:	}	CASE NUMBER 09-19940-LMI
	}	(Jointly Administered)
BANKUNITED FINANCIAL (1)	}
CORPORATION, ET AL.	}	JUDGE Hon. Laurel M. Isicoff
}
DEBTOR.	}	CHAPTER 11

DEBTORS’ CONSOLIDATED STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD

FROM December 1, 2011 TO December 31, 2011

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Joseph J. Luzinski, as CRO
Debtor’s Signature

Debtor’s Address and Phone Number:	Attorney’s Address and Phone Number:

c/o Development Specialists, Inc.	Greenberg Traurig, P.A.
200 South Biscayne Boulevard, Suite 1818	333 Avenue of the Americas
Miami, FL 33131-2329	Miami, FL 33131
(305) 374-2717	(305) 579-0500

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.

1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report

2)	Initial Filing Requirements

3)	Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/.

(1) On the Petition Date, the following affiliated entities filed concurrently for Chapter 11:

BankUnited Financial Corporation (Case #09-19940)

BankUnited Financial Services, Inc. (Case #09-19941)

CRE America Corporation (Case #09-19942)

MOR-1 (3)

GENERAL DISCLAIMER

These bankruptcy cases were filed on May 22, 2009, the day after the regulatory seizure of Debtor BankUnited Financial Corporation’s wholly-owned banking subsidiary, BankUnited, FSB, and the ensuing sale of that subsidiary’s assets by the Federal Deposit Insurance Corporation to BankUnited, a de novo federal savings association organized under the laws of the United States (“New Bank”). The Debtors’ current Chief Restructuring Officer, Joseph J. Luzinski (the “CRO”) was appointed effective June 2, 2009, eleven days after these cases were filed. Nearly all of the books and records of the Debtors are presently in the possession of the FDIC or New Bank. Accordingly, the information contained herein is based on the information currently available to the CRO and is subject to modification as additional information becomes available.

Nothing herein shall be construed as an admission or determination by the Debtors as to any amount or value set forth herein, the validity of any debt listed herein, ownership of any asset listed herein, the completeness of any financial statement set forth herein, or otherwise as to the accuracy or completeness of any information contained herein. The Debtors expressly reserve the right to modify any and all information contained herein as additional information becomes available.

Disclaimer (3)

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING December 1, 2011 AND ENDING December 31, 2011

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number	09-19940-LMI
Date of Petition:	May 22, 2009		(Jointly Administered)

			CURRENT MONTH		CUMULATIVE PETITION TO DATE
1.	FUNDS AT BEGINNING OF PERIOD		$9,635,068	(a)	$—	(b)

2.	RECEIPTS:
	A. Cash Sales		$—		$—

	Minus: Cash Refunds	(-)	$—		$—

	Net Cash Sales		$—		$—

	B. Accounts Receivable		$—		$—

	C. Other Receipts (See MOR-3)		$75,635		$19,733,415

	(If you receive rental income, you must attach a rent roll.)
3.	TOTAL RECEIPTS (Lines 2A+2B+2C)		$75,635		$19,733,415

4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)		$9,710,703		$19,733,415

5a.	DISBURSEMENTS REPORTED ON A RELATED MOR:
	CRE America Corp.		$22,419		$22,419

5b.	DISBURSEMENTS
	A. Advertising		$—		$141,170

	B. Bank Charges		$114		$3,338

	C. Contract Labor		$—		$—

	D. Fixed Asset Payments (not incl. in “N”)		$—		$—	(1)

	E. Insurance		$—		$—

	F. Inventory Payments (See Attach. 2)		$—		$—

	G. Leases		$—		$—

	H. Manufacturing Supplies		$—		$—

	I. Office Supplies		$—		$1,043

	J. Payroll - Net (See Attachment 4B)		$—		$—

	K. Professional Fees (Accounting & Legal)		$438,555		$10,047,768

	L. Rent		$—		$—

	M. Repairs & Maintenance		$—		$—

	N. Secured Creditor Payments (See Attach. 2)		$—		$—

	O. Taxes Paid - Payroll (See Attachment 4C)		$—		$—

	P. Taxes Paid - Sales & Use (See Attachment 4C)		$—		$—

	Q. Taxes Paid - Other (See Attachment 4C)		$—		$1,147

	R. Telephone		$—		$—

	S. Travel & Entertainment		$—		$562

	T. U.S. Trustee Quarterly Fees		$—		$62,400

	U. Utilities		$—		$—

	V. Vehicle Expenses		$—		$—

	W. Other Operating Expenses (See MOR-3)		$1,057		$205,009

6.	TOTAL DISBURSEMENTS (Sum of 5A thru W)		$439,725		$10,462,438

7.	ENDING BALANCE (Line 4 Minus Line 6)		$9,248,559	(c)	$9,248,559	(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief, subject to the General Disclaimer and footnotes to this Report.

This 18 day of January, 2012.	/s/ Joseph J. Luzinski, as CRO
(Signature)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)	These two amounts will always be the same if form is completed correctly.

(1)	Debtor has reclassified the work performed by Epic Bankruptcy Solutions from Contract Labor to Other Operating Expenses.

MOR-2 (3)

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:

Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	Current Month	Cumulative Petition to Date
BUFC - Close Pre-Petition Bank Accounts	$—	$16,061,971
BUFC - Interest Income	$286	$18,527
BUFC - Retainer Recoveries	$—	$407,141
BUFC - Transfer of Brokerage Accounts from “Old Bank”	$—	$57,039
BUFC - Preference Recoveries	$75,000	$506,970
BUFC - Insurance Premium Refunds	$—	$194,354
BUFC - Proceeds from Deffered Compensation Plan	$—	$56,722
BUFC - Funds from Partnerships	$—	$19,650
BUFS - Close Pre-Petition Bank Accounts	$—	$2,033,234
BUFS - Interest Income	$140	$3,917
BUFS - Return of Suntrust Funds	$—	$98,238
BUFS - Commissions Revenue	$—	$1,186
BUFS - Refunds	$200	$613
BUFS - Settlement Income	$—	$3,086
BU Realty - Close “Old Bank” Bank Accounts	$—	$30,550
BU Realty - Interest Income	$1	$50
CRE - Close Pre-Petition Bank Accounts	$—	$239,791
CRE - Interest Income	$8	$376

TOTAL OTHER RECEIPTS	$75,635	$19,733,415

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule
None

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	Current Month	Cumulative Petition to Date
Corporate Filing Fees	$—	$1,050
Employee Expense Reimbursement	$—	$2,088
Financial Subscriptions	$—	$12,700
CRE - St. Regis Timeshare Annual Maintenance Fees	$—	$20,966
EDGAR Filing Fees	$830	$30,996
Stock Transfer Agent	$—	$56,762
IRS (non-tax payment)	$—	$14,000
Claims	$—	$12,816
Custodial Fees	$—	$879
Other expenses	$—	$16,096
Investment Bank expenses	$—	$15,000
Noticing Agent / Creditor Committee Support	$227	$21,656	(1)

TOTAL OTHER DISBURSEMENTS	$1,057	$205,009

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

(1) Debtor has reclassified the work performed by Epic Bankruptcy Solutions from Contract Labor to Other Operating Expenses.

MOR-3

BankUnited Financial Corporation, et al., DIP

Consolidated Income Statement

For the Period Ended

December 31, 2011

Cash Basis	BankUnited Financial Corp., DIP	BankUnited Financial Svc., DIP	BU Realty Corp.	CRE America, Corp., DIP	TOTAL BUFC, et al., DIP
Ordinary Income/Expense
Income
Commissions Revenue	0	0	0	0	0
Insurance Premium Refunds	0	0	0	0	0
Preference Recoveries	75,000	0	0	0	75,000
Retainer Recoveries	0	0	0	0	0
Transfer from Old Bank	0	0	0	0	0

Total Income	75,000	0	0	0	75,000
Expense
Administrative	857	0	0	0	857
Advertising	0	0	0	0	0
Bank Charges	114	0	0	0	114
Board Compensation	(4,500)	0	0	0	(4,500)
Contract Labor	0	0	0	0	0
Insurance	0	0	0	0	0
Other Operating Expenses	0	0	0	0	0
Professional Fees
CRO Fees	30,000	0	0	0	30,000
Financial Advisor Fees
Fin. Advisor Fees - Committee	11,666	0	0	0	11,666
Fin. Advisor Fees - Debtor	18,594	0	0	0	18,594

Financial Advisor Fees	30,260	0	0	0	30,260
Financial Advisor Reimb Expense
Fin. Adv. Reimb Exp - Committee	0	0	0	0	0
Fin. Adv. Reimb Exp - Debtor	243	0	0	0	243

Financial Advisor Reimb Expense	243	0	0	0	243
Legal Fees
Legal Fees - Committee	275,692	0	0	0	275,692
Legal Fees - Debtor	86,743	0	0	0	86,743
Legal Fees - Other	0	0	0	0	0

Legal Fees	362,435	0	0	0	362,435
Legal Reimb Expenses
Legal Reimb Exp - Committee	17,045	0	0	0	17,045
Legal Reimb Exp - Debtor	3,071	0	0	0	3,071
Legal Reimb Exp - Other	0	0	0	0	0

Legal Reimb Expense	20,116	0	0	0	20,116

Total Professional Fees	443,055	0	0	0	443,055
Taxes	0	0	0	0	0
U.S. Trustee Quarterly Fees	0	0	0	0	0

Total Expense	439,525	0	0	0	439,525

Net Ordinary Income	(364,525)	0	0	0	(364,525)

Other Income/Expense
Other Income
Other Receipts
Miscellaneous Receipts	0	0	0	0	0
Interest Income	286	140	1	8	435

Total Other Receipts	286	140	1	8	435

Total Other Income	286	140	1	8	435

Net Other Income	286	140	1	8	435

Net Incr./(Decr.) in Cash During Period	(364,240)	140	1	8	(364,090)

BankUnited Financial Corporation, et al., DIP

Consolidated Income Statement

Inception to Date

(December 31, 2011)

Cash Basis	BankUnited Financial Corp., DIP	BankUnited Financial Svc., DIP	BU Realty Corp.	CRE America, Corp., DIP	TOTAL BUFC, et al., DIP
Ordinary Income/Expense
Income
Commissions Revenue	0	1,186	0	0	1,186
Insurance Premium Refunds	194,354	0	0	0	194,354
Other Receipts (See MOR-3)	0	98,238	0	0	98,238
Preference Recoveries	506,970	0	0	0	506,970
Retainer Recoveries	407,141	0	0	0	407,141
Transfer from Old Bank	11,391,219	2,033,234	30,550	239,791	13,694,794

Total Income	12,499,685	2,132,659	30,550	239,791.20	14,902,685
Expense
Administrative	122,874	0	0	0	122,874
Advertising	141,170	0	0	0	141,170
Bank Charges	3,242	0	0	0	3,242
Board Compensation	217,500	0	0	0	217,500
Contract Labor	0	796	0	0	796
Insurance	0	0	0	0	0
Office Supplies	1,043	0	0	0	1,043
Other Operating Expenses	54,370	300	300	43,685	98,655
Professional Fees
CRO Fees	645,000	0	0	0	645,000
Financial Advisor Fees	1,279,198	0	0	0	1,279,198
Financial Advisor Reimb Expense	28,139	0	0	0	28,139
Legal Fees	7,629,424	0	0	0	7,629,424
Legal Reimb Expense	253,508	0	0	0	253,508

Total Professional Fees	9,835,269	0	0	0	9,835,269
Travel & Entertainment	0	0	0	0	0
Taxes	0	0	0	0	0
U.S. Trustee Quarterly Fees	55,250	3,250	0	3,900	62,400

Total Expense	10,430,717	4,346	300	47,585	10,482,949

Net Ordinary Income	2,068,968	2,128,312	30,250	192,206	4,419,736
Other Income/Expense
Other Income
Other Receipts
Miscellaneous Receipts	56,772	3,449	0	0	60,220
Interest Income	18,527	3,917	50	377	22,870

Total Other Receipts	75,298	7,366	50	377	83,090

Total Other Income	75,298	7,366	50	377	83,090

Net Other Income	75,298	7,366	50	377	83,090

Net Income	2,144,266	2,135,678	30,300	192,583	4,502,826

BankUnited Financial Corporation, et al., DIP

Consolidated Balance Sheet

As of December 31, 2011

	BankUnited Financial Corp., DIP			BankUnited Financial Svc., DIP
ASSETS(1)
Current Assets
Checking/Savings
Pre-Petition Bank Accounts	—	(2)		—	(2)
Post-Petition Bank Accounts	6,839,261			2,135,877
Brokerage Accounts	—			—
FHLB Overnight Deposit	51,636			—

Total Checking/Savings			6,890,897			2,135,877
Accounts Receivable			16,163			—	(3)
Other Current Assets
Deposits	—			—
Income Tax Receivable	1,008,753			197,196
Other Receivables	—			107,783	(3)
Prepaid Assets	—			—
Related Party Loans Receivable	14,504,588	(4)		—

Total Other Current Assets			15,513,341			304,979

Total Current Assets			22,420,401			2,440,856

Fixed Assets
Accumulated Depreciation	—			—
Furniture and Equipment	—			—

Total Fixed Assets			—			—
Other Assets
Deferred Offering Cost	—			—
Deferred Tax Asset	29,567			—
Investment in BKUN Stat Trust	7,121,000			—
Investment in Partnerships	1,254,196	(5)		—
Investment in Subsidiaries	—			—
Painting & Other Art Works	36,111			—
Timeshare	—			—
Trademarks	—			—

Total Other Assets(1)			8,440,874			—

TOTAL ASSETS(1)			30,861,275			2,440,856

Liabilities & Equity(1)
Liabilities
Pre-Petition Liabilities
Accrued Expenses	652,578			—
Accrued Interest Payable	11,127,142			—
Convertible Notes - BUFC- 3.125%	120,000,000			—
Deferred Taxes	5,232,489			—
Forward Purchase Contract	2,652,223			—
Related Party Loans Payable	—			3,401,671	(4)
Sub Sr Note - BUFC - 6.37% 4/07	184,000,000			—
Subdebt@3MTH - BUFC - L+3% 09/07	12,500,000			—
Subnotes - BUFC	237,261,000			—

Total Pre-Petition Liabilities			573,425,431			3,401,671

Total Liabilities			573,425,431			3,401,671

Equity
Retained Earnings - Pre-Petition	(544,835,839)			(3,096,692)
Retained Earnings - Post Petition	2,144,266			2,135,678
Unrealized Gain/(Loss) on Investment in Partnerships	127,615			—
Total Equity			(542,563,957)			(961,014)

TOTAL LIABILITIES & EQUITY(1)			30,861,474			2,440,657

The accompanying Notes to the Financial Statements constitute a material component of, and qualify in its entirety, the balance sheet listed above.

BankUnited Financial Corporation, et al., DIP

Consolidated Balance Sheet

As of December 31, 2011

	BU Realty Corp.			CRE America Corp., DIP			TOTAL BUFC, et al., DIP
ASSETS(1)
Current Assets
Checking/Savings
Pre-Petition Bank Accounts	—	(2)		—	(2)		—
Post-Petition Bank Accounts	29,203			192,583			9,196,923
Brokerage Accounts	—			—			—
FHLB Overnight Deposit	—			—			51,636

Total Checking/Savings			29,203			192,583	9,248,560
Accounts Receivable			—			—	16,163
Other Current Assets
Deposits	—			—			—
Income Tax Receivable	—			613			1,206,562
Other Receivables	—			—			107,783
Prepaid Assets	—			—			—
Related Party Loans Receivable	1,097			7,460	(4)		14,513,145

Total Other Current Assets			1,097			8,073	15,827,490

Total Current Assets			30,300			200,656	25,092,213

Fixed Assets
Accumulated Depreciation	—			—			—
Furniture and Equipment	—			—			—

Total Fixed Assets			—			—	—
Other Assets
Deferred Offering Cost	—			—			—
Deferred Tax Asset	—			—			29,567
Investment in BKUN Stat Trust	—			—			7,121,000
Investment in Partnerships	—			—			1,254,196
Investment in Subsidiaries	—			—			—
Painting & Other Art Works	—			—			36,111
Timeshare	—			578,449			578,449

Trademarks	—			—			—

Total Other Assets(1)			—			578,449	9,019,323

TOTAL ASSETS(1)			30,300			779,105	34,111,536

Liabilities & Equity(1)
Liabilities
Pre-Petition Liabilities
Accrued Expenses	—			—			652,578
Accrued Interest Payable	—			—			11,127,142
Convertible Notes - BUFC - 3.125%	—			—			120,000,000
Deferred Taxes	—			—			5,232,489
Forward Purchase Contract	—			—			2,652,223
Related Party Loans Payable	—			—			3,401,671
Sub Sr Note - BUFC - 6.37% 4/07	—			—			184,000,000
Subdebt@3MTH - BUFC - L+3% 09/07	—			—			12,500,000
Subnotes - BUFC	—			—			237,261,000

Total Pre-Petition Liabilities			—			—	576,827,103

Total Liabilities			—			—	576,827,103

Equity
Retained Earnings - Pre-Petition	—			586,522			(547,346,009)
Retained Earnings - Post Petition	30,300			192,583			4,502,826
Unrealized Gain/(Loss) on Investment in Partnerships	—			—			127,615
Total Equity			30,300			779,105	(542,715,567)

TOTAL LIABILITIES & EQUITY(1)			30,300			779,105	34,111,535

The accompanying Notes to the Financial Statements constitute a material component of, and qualify in its entirety, the balance sheet listed above.

BankUnited Financial Corporation, et al., DIP

Notes to the Financial Statements

For the Period Ended

December 31, 2011

Notes to the Financial Statements:

(1)	All cash accounts are listed at their current cash balances. All other balances reported were obtained from Debtors’ trial balances prepared as of May 21, 2009. Actual existence, ownership, and value have not been confirmed as of the Reporting Date. This balance sheet is subject to change should any variations in asset and liability values be discovered subesquent to the filing of this Report.

(2)	All pre-petition bank accounts were closed in June 2009 when the balance of funds were transferred to the respective BankUnited Financial Corp., et al., DIP accounts.

(3)	LPL Financial Corporation (LPL) entered into an agreement with BankUnited Financial Corporation (BUFC) and BankUnited Financial Services (BUFS) to sell, in non-debtor subsidiary BankUnited, FSB bank branches using the BUFS name, financial planning products and advisory services, including equities, debt securities, open-end/closed-end mutual funds, and public limited partnerships. Commissions for the sale of these products are due semi-monthly. It has not been confirmed whether any commissions are currently outstanding and, if so, whether the amounts have been incorporated into the Debtor’s trial balance for the purposes of these financial statements.

(4)	Intercompany accounts included in the Debtors’ trial balances. In addition to outstanding balances with BUFS and CRE America Corp. (CRE), BUFC listed intercompany loans to BankUnited, FSB ($11,114,391) and BU Realty Corporation ($4,625), both of which are not included in the filing of this jointly-administered case.

(5)	Market value of investments in Malta Hedge Fund II, LP and SOAM Capital Partners, LP per the latest month-end or quarter-end statements provided.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

MIAMI DIVISION

IN RE:	}	CASE NUMBER 09-19941-LMI
}
BANKUNITED FINANCIAL	}
SERVICES, INC.	}	JUDGE Hon. Laurel M. Isicoff
}
DEBTOR.	}	CHAPTER 11

DEBTORS’ CONSOLIDATED STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD

FROM December 1, 2011 TO December 31, 2011

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Joseph J. Luzinski, as CRO
Debtor’s Signature

Debtor’s Address	Attorney’s Address
and Phone Number:	and Phone Number:

c/o Development Specialists, Inc.	Greenberg Traurig, P.A.
200 South Biscayne Boulevard, Suite 1818	333 Avenue of the Americas
Miami, FL 33131-2329	Miami, FL 33131
(305) 374-2717	(305) 579-0500

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.

1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report

2)	Initial Filing Requirements

3)	Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/.

MOR-1 (2)

GENERAL DISCLAIMER

This bankruptcy case was filed on May 22, 2009, the day after the regulatory seizure of Debtor BankUnited Financial Corporation’s wholly-owned banking subsidiary, BankUnited, FSB, and the ensuing sale of that subsidiary’s assets by the Federal Deposit Insurance Corporation to BankUnited, a de novo federal savings association organized under the laws of the United States (“New Bank”). The Debtors’ current Chief Restructuring Officer, Joseph J. Luzinski (the “CRO”) was appointed effective June 2, 2009, eleven days after these cases were filed. Nearly all of the books and records of the Debtors are presently in the possession of the FDIC or New Bank. Accordingly, the information contained herein is based on the information currently available to the CRO and is subject to modification as additional information becomes available.

Nothing herein shall be construed as an admission or determination by the Debtor as to any amount or value set forth herein, the validity of any debt listed herein, ownership of any asset listed herein, the completeness of any financial statement set forth herein, or otherwise as to the accuracy or completeness of any information contained herein. The Debtor expressly reserve the right to modify any and all information contained herein as additional information becomes available.

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING December 1, 2011 AND ENDING December 31, 2011

Name of Debtor:	BANKUNITED FINANCIAL SERVICES, INC.	Case Number 09-19941-LMI
Date of Petition:	May 22, 2009

			CURRENT MONTH		CUMULATIVE PETITION TO DATE
1.	FUNDS AT BEGINNING OF PERIOD		$2,135,537	(a)	$—	(b)

2.	RECEIPTS:				.
	A. Cash Sales		$—		$—

	Minus: Cash Refunds	(-)	$—		$—

	Net Cash Sales		$—		$—

	B. Accounts Receivable		$—		$—

	C. Other Receipts (See MOR-3)		$340		$2,140,223

(If you receive rental income, you must attach a rent roll.)
3.	TOTAL RECEIPTS (Lines 2A+2B+2C)		$340		$2,140,223

4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)		$2,135,877		$2,140,223

5.	DISBURSEMENTS
	A. Advertising		$—		$—

	B. Bank Charges		$—		$—

	C. Contract Labor		$—		$796

	D. Fixed Asset Payments (not incl. in “N”)		$—		$—

	E. Insurance		$—		$—

	F. Inventory Payments (See Attach. 2)		$—		$—

	G. Leases		$—		$—

	H. Manufacturing Supplies		$—		$—

	I. Office Supplies		$—		$—

	J. Payroll - Net (See Attachment 4B)		$—		$—

	K. Professional Fees (Accounting & Legal)		$—		$—

	L. Rent		$—		$—

	M. Repairs & Maintenance		$—		$—

	N. Secured Creditor Payments (See Attach. 2)		$—		$—

	O. Taxes Paid - Payroll (See Attachment 4C)		$—		$—

	P. Taxes Paid - Sales & Use (See Attachment 4C)		$—		$—

	Q. Taxes Paid - Other (See Attachment 4C)		$—		$—

	R. Telephone		$—		$—

	S. Travel & Entertainment		$—		$—

	T. U.S. Trustee Quarterly Fees		$—		$3,250

	U. Utilities		$—		$—

	V. Vehicle Expenses		$—		$—

	W. Other Operating Expenses (See MOR-3)		$—		$300

6.	TOTAL DISBURSEMENTS (Sum of 5A thru W)		$—		$4,346

7.	ENDING BALANCE (Line 4 Minus Line 6)		$2,135,877	(c)	$2,135,877	(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief, subject to the General Disclaimer and footnotes to this Report.

This 18 day of January, 2012.	/s/ Joseph J. Luzinski, as CRO
(Signature)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)	These two amounts will always be the same if form is completed correctly.

MOR-2 (2)

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

MIAMI DIVISION

IN RE:	}	CASE NUMBER 09-19942-LMI
}
CRE AMERICA	}
CORPORATION	}	JUDGE Hon. Laurel M. Isicoff
}
DEBTOR.	}	CHAPTER 11

DEBTORS’ CONSOLIDATED STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD

FROM December 1, 2011 TO December 31, 2011

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Joseph J. Luzinski, as CRO
Debtor’s Signature

Debtor’s Address	Attorney’s Address
and Phone Number:	and Phone Number:

c/o Development Specialists, Inc.	Greenberg Traurig, P.A.
200 South Biscayne Boulevard, Suite 1818	333 Avenue of the Americas
Miami, FL 33131-2329	Miami, FL 33131
(305) 374-2717	(305) 579-0500

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.

1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report

2)	Initial Filing Requirements

3)	Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/.

MOR-1

GENERAL DISCLAIMER

This bankruptcy case was filed on May 22, 2009, the day after the regulatory seizure of Debtor BankUnited Financial Corporation’s wholly-owned banking subsidiary, BankUnited, FSB, and the ensuing sale of that subsidiary’s assets by the Federal Deposit Insurance Corporation to BankUnited, a de novo federal savings association organized under the laws of the United States (“New Bank”). The Debtors’ current Chief Restructuring Officer, Joseph J. Luzinski (the “CRO”) was appointed effective June 2, 2009, eleven days after these cases were filed. Nearly all of the books and records of the Debtors are presently in the possession of the FDIC or New Bank. Accordingly, the information contained herein is based on the information currently available to the CRO and is subject to modification as additional information becomes available.

Nothing herein shall be construed as an admission or determination by the Debtor as to any amount or value set forth herein, the validity of any debt listed herein, ownership of any asset listed herein, the completeness of any financial statement set forth herein, or otherwise as to the accuracy or completeness of any information contained herein. The Debtor expressly reserve the right to modify any and all information contained herein as additional information becomes available.

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING December 1, 2011 AND ENDING December 31, 2011

Name of Debtor:	CRE AMERICA CORPORATION	Case Number 09-19942-LMI
Date of Petition:	May 22, 2009

			CURRENT MONTH		CUMULATIVE PETITION TO DATE
1.	FUNDS AT BEGINNING OF PERIOD		$192,575	(a)	$—	(b)

2.	RECEIPTS:
	A. Cash Sales		$—		$—

	Minus: Cash Refunds	(-)	$—		$—

	Net Cash Sales		$—		$—

	B. Accounts Receivable		$—		$—

	C. Other Receipts (See MOR-3)		$8		$240,168

(If you receive rental income, you must attach a rent roll.)
3.	TOTAL RECEIPTS (Lines 2A+2B+2C)		$8		$240,168

4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)		$192,583		$240,168

5.	DISBURSEMENTS
	A. Advertising		$—		$—

	B. Bank Charges		$—		$—

	C. Contract Labor		$—		$—

	D. Fixed Asset Payments (not incl. in “N”)		$—		$—

	E. Insurance		$—		$—

	F. Inventory Payments (See Attach. 2)		$—		$—

	G. Leases		$—		$—

	H. Manufacturing Supplies		$—		$—

	I. Office Supplies		$—		$—

	J. Payroll - Net (See Attachment 4B)		$—		$—

	K. Professional Fees (Accounting & Legal)		$—		$—

	L. Rent		$—		$—

	M. Repairs & Maintenance		$—		$—

	N. Secured Creditor Payments (See Attach. 2)		$—		$—

	O. Taxes Paid - Payroll (See Attachment 4C)		$—		$—

	P. Taxes Paid - Sales & Use (See Attachment 4C)		$—		$—

	Q. Taxes Paid - Other (See Attachment 4C)		$—		$—

	R. Telephone		$—		$—

	S. Travel & Entertainment		$—		$—

	T. U.S. Trustee Quarterly Fees		$—		$3,900

	U. Utilities		$—		$—

	V. Vehicle Expenses		$—		$—

	W. Other Operating Expenses (See MOR-3)		$—		$43,685

6.	TOTAL DISBURSEMENTS (Sum of 5A thru W)		$—		$47,585

7.	ENDING BALANCE (Line 4 Minus Line 6)		$192,583	(c)	$192,583	(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief, subject to the General Disclaimer and footnotes to this Report.

This 18 day of January, 2012.	/s/ Joseph J. Luzinski, as CRO
(Signature)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)	These two amounts will always be the same if form is completed correctly.

MOR-2